CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Lake Victoria Mining Company, Inc. (the “Company”) on Form 10-Q for the three month period ended June 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ming Zhu., Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that

(1)	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2014	By:	/s/ Ming Zhu
Ming Zhu
Chief Financial Officer
(Principal Financial Officer and Principal
Accounting Officer)